4th Quarter 2016 Earnings Presentation Joe Evans, Chairman and CEO Tom Wiley, Vice Chairman and President Sheila Ray, EVP and Chief Financial Officer David Black, EVP and Chief Credit Officer January 26, 2017 State Bank Financial Corporation

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “will,” “expect,” “should,” “anticipate,” “may,” and “project,” as well as similar expressions. These forward-looking statements include, but are not limited to, statements regarding our acquisitions of NBG Bancorp (“NBG”) and its subsidiary and S Bankshares and its subsidiary, including our belief that these acquisitions will provide entry into attractive new markets and the timing of each acquired bank’s expected conversion date, statements regarding our focus on improving efficiency, including our target burden ratio and target efficiency ratio, and other statements about expected developments or events, our future financial performance, and the execution of our strategic goals. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions (“risk factor”) that are difficult to predict with regard to timing, extent, likelihood and degree. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors including, without limitation, the following: • the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events; • the integration of NBG’s and S Bankshares’ business and operations into ours may be more costly than anticipated or have unanticipated adverse results related to NBG’s, S Bankshares’ or our existing businesses; • our ability to achieve anticipated results from the transactions with NBG and S Bankshares will depend on the state of the economic and financial markets going forward; • economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • risk associated with income taxes including the potential for adverse adjustments and the inability to fully realize deferred tax benefits; • increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; and • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year. These and other risk factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward- looking statement.

3 Recent Acquisitions Enhance Georgia Footprint  Completed mergers with The National Bank of Georgia and S Bank on December 31, 2016  Conversion for both banks is scheduled for February 4-5, 2017  These acquisitions expand our statewide footprint and provide entry into the attractive markets of Athens, Gainesville, and Savannah  State Bank now has 31 full-service banking offices in 7 of the 8 largest MSAs in Georgia and 8 mortgage origination offices  Loans: $345 million  Deposits: $320 million  Loans: $79 million  Deposits: $94 million Atlanta Macon Warner Robins Augusta Savannah Athens Gainesville Note: The National Bank of Georgia and S Bank loans and deposits are fair market value as of the acquisition date

4 2016 Highlights  Record full year 2016 earnings of $47.6 million  Increased interest income excluding accretion 12% year-over-year  Improved noninterest income 7% excluding amortization of the FDIC receivable  Reduced expenses 5% excluding merger expenses and the net benefit of OREO activity  Organic and PNCI loan growth of $254 million, or 13%, excluding acquisitions  Deposit growth of $156 million, including $118 million, or 8%, growth in transaction deposit accounts, excluding acquisitions  Completed acquisitions of The National Bank of Georgia and S Bank on December 31, 2016

5 Income Statement Highlights ($ in 000s, except per share data) 4Q16 3Q16 4Q15 FY 2016 FY 2015 Interest income on loans $26,696 $26,580 $24,250 $103,024 $92,938 Accretion income on loans 10,271 9,335 14,240 43,310 49,830 Interest income on invested funds 4,810 4,714 4,139 18,923 15,823 Total interest income 41,777 40,629 42,629 165,257 158,591 Interest expense 2,631 2,504 1,994 9,619 7,922 Net interest income 39,146 38,125 40,635 155,638 150,669 Provision for loan and lease losses 277 88 494 237 3,486 Net interest income after provision for loan losses 38,869 38,037 40,141 155,401 147,183 Total noninterest income 9,911 9,769 8,136 39,301 36,599 Amortization of FDIC receivable - - - - (16,488) Total noninterest expense 32,875 28,480 29,562 120,927 123,422 Income before income taxes 15,905 19,326 18,715 73,775 43,872 Income tax expense 5,578 6,885 6,594 26,184 15,449 Net income $10,327 $12,441 $12,121 $47,591 $28,423 Diluted earnings per share .28 .34 .33 1.28 .77 Dividends per share .14 .14 .14 Tangible book value per share 13.48 13.99 13.22 Balance Sheet Highlights (period-end) Total loans $2,814,572 $2,346,346 $2,160,217 Organic 2,090,564 2,030,457 1,774,332 Purchased non-credit impaired 563,362 189,053 240,310 Purchased credit impaired 160,646 126,836 145,575 Total assets 4,224,859 3,616,384 3,470,067 Noninterest-bearing deposits 984,419 890,588 826,216 Total deposits 3,431,165 2,959,292 2,861,962 Shareholders’ equity 613,633 561,134 536,490 4Q and Full Year 2016 Results Summary 1 Denotes a non-GAAP financial measure; for more information, refer to Table 8 of the 4Q16 earnings press release Note: Consolidated financial results contained throughout this presentation are unaudited; numbers may not add due to rounding  2016 net income of $47.6 million, or $1.28 per diluted share  4Q16 net income of $10.3 million, or $.28 per diluted share 1

6 4Q 2016 Results  Net income of $10.3 million, or $.28 per diluted share in 4Q16  Interest income on loans and invested funds was 11% higher in 4Q16 compared to 4Q15  Noninterest income in 4Q16 increased 22% versus 4Q15  Noninterest expense in 4Q16 was impacted by the following items:  Merger-related expenses of $3.5 million, representing the majority of merger expenses we expect to incur on our two most recent acquisitions (diluted EPS impact of $.06)  Increase in legal/professional fees of $638,000 related to consulting charge of $900,000 on a support system project (diluted EPS impact of $.01)  Decrease in net gains on OREO of $714,000 compared to 3Q16 (diluted EPS impact of $.01) 1

7 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 2011 2012 2013 2014 2015 2016 Interest Income 1 Revenue Trends  Interest income (excluding accretion) of $31.5mm in 4Q16 compared to $28.4mm in 4Q15  Total interest income increased 4% in 2016 compared to 2015, despite a 13% decline in accretion income  Double digit growth in targeted fee income lines of business led to a 7% increase in 2016 noninterest income ($ i n 000 s) 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Interest Income and Accretion Interest Income Accretion 1 Excludes accretion income on loans 2 Excludes (amortization)/accretion of FDIC receivable ($ i n 000 s) ($ i n 000 s) 0 10,000 20,000 30,000 40,000 50,000 2011 2012 2013 2014 2015 2016 Noninterest Income 2

8  SBA income increased 31% in 4Q16 and 17% in FY 2016 compared to the same periods a year ago  Payroll fee income increased 17% in 4Q16 and 15% in FY 2016 compared to the same periods a year ago Revenue Trends  Mortgage banking income increased 25% in 4Q16 and 10% in FY 2016 compared to the same periods a year ago  Total 4Q16 noninterest income of $9.9mm ($ i n 000 s) 0 2,000 4,000 6,000 8,000 10,000 12,000 4Q15 1Q16 2Q16 3Q16 4Q16 Service Charge Other Mortgage Payroll SBA 0 50 100 150 200 0 1,000 2,000 3,000 4,000 4Q15 1Q16 2Q16 3Q16 4Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production 1,000 1,050 1,100 1,150 1,200 0 250 500 750 1,000 1,250 1,500 4Q15 1Q16 2Q16 3Q16 4Q16 # o f C lien ts N o n in ter es t In com e ($ i n 000 s) Income Number of Clients 0 5 10 15 20 25 30 35 0 500 1,000 1,500 2,000 4Q15 1Q16 2Q16 3Q16 4Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production

9 Focused on Improving Efficiency  For full year 2016, noninterest expense (excluding merger and OREO expenses) declined 5%, led by a $4.5mm decrease in salary and benefit expense  Burden ratio1 declined to 2.30% in 2016 from 2.58% in 2015  Efficiency ratio improved to 62% in 2016 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 Target Burden Ratio 1 30% 40% 50% 60% 70% 80% 90% 2013 2014 2015 2016 Target Efficiency Ratio

10 ($ in mm) 2013% 2014% 2015% 2016% 2016 % Noninterest-bearing 413 20% 490 23% 758 27% 852 29% 984 29% Interest-bearing transaction 336 16% 386 18% 519 19% 541 19% 664 19% Savings & MMA 928 44% 911 42% 1,060 38% 1,078 37% 1,293 38% CDs 431 20% 380 18% 437 16% 422 15% 490 14% Total Deposits $2,107 $2,166 $2,773 $2,893 $3,431 Period-End BalancesAverage Balances Core Deposit Funding ($ i n m m ) N IB / Tot al D ep o sit s  Attractive, low-cost core deposit mix focused on transaction-based funding 1 Period-end deposit balances include The National Bank of Georgia and S Bank Note: Average and period-end deposit balances for the years ended December 31 1 1 10% 15% 20% 25% 30% 35% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2013 Avg. 2014 Avg. 2015 Avg. 2016 Avg. 2016 Period-End Deposit Composition NIB IB Transaction Savings & MMA CDs NIB / Total Deposits

11 0 125 250 375 500 500 1,000 1,500 2,000 2,500 3,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Total Loan Portfolio Organic PNCI PCI New Loan Fundings Loan Portfolio To ta l L o an s ($ in m m ) 1 New loan fundings include new loans funded and net loan advances on existing commitments Note: Period-end loan balances as of year-end 2016 include The National Bank of Georgia and S Bank 1  New loan originations in excess of $400mm in 4Q16  Excluding the acquisitions, organic and PNCI loans increased $49mm in the quarter and $254mm year- over-year to end 4Q16 at $2.27B N ew Lo an Fu n d in gs ($ i n m m ) ($ in mm) Loan Composition (period-end) 2013 2014 2015 2016 Ex. Acquisitions 2016 Inc. Acquisitions Construction, land & land development $251 $313 $501 $507 $551 Other commercial real estate 550 636 736 812 964 Total commercial real estate 802 949 1,236 1,319 1,516 Residential real estate 67 135 210 197 289 Owner-occupied real estate 175 212 281 306 372 C&I and Leases 71 123 267 409 435 Consumer 9 9 21 38 42 Total Organic & PNCI Loans 1,123 1,428 2,015 2,269 2,654 PCI Loans 257 206 146 122 161 Total Loans $1,381 $1,635 $2,160 $2,391 $2,815

12  Excluding the acquisitions, purchased credit impaired loans were down 16% year-over-year to $121.8mm  OREO balances remain relatively low at $10.9mm as of 4Q16 Asset Quality ($ i n m m )  Total organic NPAs of $6.5mm, representing .31% of organic loans and OREO  Average net charge-offs were .10% in 4Q16  Past due organic loans of just .06%, compared to .09% at 3Q16  Allowance to organic loans is 1.01%, down from 1.07% last quarter, and covers NPAs by 3.2 times 0.00% 0.50% 1.00% 1.50% 2.00% 0 5 10 15 20 2012 2013 2014 2015 2016 Nonperforming Loans Organic PNCI NPLs / Organic Loans 0 10 20 30 40 50 0 100 200 300 400 500 2012 2013 2014 2015 2016 OR EO ($ i n m m ) PCI Lo an s ($ in m m ) PCI Loans & OREO 1 PCI Loans OREO 1 Period-end PCI loans and OREO balances include The National Bank of Georgia and S Bank